UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 02, 2025

GOLD.COM, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36347	11-2464169
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1550 Scenic Avenue Suite 150
Costa Mesa, California		92626
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 844 455-4653

A-Mark Precious Metals, Inc.
2121 Rosecrans Ave, Suite 6300
El Segundo, California 90245

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	GOLD	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective as of December 2, 2025 (the “Effective Date”), A-Mark Precious Metals, Inc. (the “Company”) changed its corporate name to Gold.com, Inc., pursuant to a Certificate of Amendment of Amended and Restated Certificate of Incorporation (the “Certificate of Amendment”) adopted by the Company’s Board of Directors and filed with the Secretary of State of the State of Delaware (the “Name Change”). Pursuant to the Delaware General Corporation Law, the Name Change did not require approval of the Company’s stockholders.

The Company also amended and restated its bylaws (the “Prior Bylaws”) to reflect the Name Change, effective as of the Effective Date.

The Name Change does not affect the rights of the Company’s stockholders, and the only amendments to the Company’s Amended and Restated Certificate of Incorporation and Prior Bylaws were to change the Company’s corporate name from “A-Mark Precious Metals, Inc.” to “Gold.com, Inc.” in each case.

Item 8.01 Other Events.

In connection with the Name Change, the Company transferred the listing of its common stock, par value $0.01 per share (the “Common Stock”), from the Nasdaq Global Select Market to The New York Stock Exchange and changed the trading symbol for the Common Stock from “AMRK” to “GOLD”, effective as of market open on the Effective Date (the “Symbol Change”). The Symbol Change does not affect the rights of the Company’s stockholders, and the Common Stock’s CUSIP number remains unchanged following the Name Change and Symbol Change.

In connection with the Name Change, the Company launched a new corporate website: www.gold.com. Information contained on the Company’s website is not part of this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

	Exhibit Number	Description
	3.1	Certificate of Amendment of Amended and Restated Certificate of Incorporation
	3.2	Second Amended and Restated Bylaws
	104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLD.COM, INC.

Date:	December 4, 2025	By:	/s/ Carol Meltzer
		Name: Title:	Carol Meltzer General Counsel and Secretary